EXHIBIT 10.2

THIRD AMENDMENT
Dated as of November 18, 2016
to
SALE AGREEMENT
Dated as of August 31, 2012
This THIRD AMENDMENT (this “Amendment”) dated as of November 18, 2016 is entered into among ASHLAND LLC f/k/a Ashland Inc., a Kentucky limited liability company (“Ashland”), and ASHLAND SPECIALTY INGREDIENTS G.P., a Delaware general partnership (each, an “Originator” and collectively, the “Originators”), and CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”).
RECITALS
WHEREAS, the parties hereto have entered into that certain Sale Agreement dated as of August 31, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”);
WHEREAS, concurrently herewith, the parties to the Second Tier Agreement (as defined in the Sale Agreement) are entering into that certain Thirteenth Amendment thereto (the “TAA Amendment”), pursuant to which, among other things, the Agent, the Managing Agents or the Investors (in each case, as such terms are used in the Sale Agreement) are consenting to this Amendment;
WHEREAS, on September 20, 2016, Ashland adopted that certain Plan of Conversion by which Ashland was converted from a Kentucky corporation to a Kentucky limited liability company and, in connection therewith, changed its name from Ashland Inc. to Ashland LLC (such events, the “Subject Events”);
WHEREAS, the occurrence of the Subject Events resulted in a breach of Section 6.3(g) of the Agreement (such breach, but solely to the extent (x) occurring and cured prior to the date hereof and (y) resulting solely from the Subject Events (or an event of default under the Ashland Credit Agreement arising from the Subject Events) or any failure to give notice of the Subject Events and any breach of a representation, warranty, certification or statement regarding the absence of a Termination Event or Potential Termination Event, solely to the extent that such breach arose from the Subject Events, the “Resulting Event”);
WHEREAS, the Originators (collectively, the “Originator Parties”) have requested that the SPV waive the occurrence of the Resulting Event on the terms and subject to the conditions set forth herein; and

WHEREAS, the parties hereto desire to amend the Sale Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Transaction Documents.
SECTION 2.     Amendments to the Sale Agreement. The Sale Agreement is hereby amended as follows:
2.1.    The definition of “Ashland” set forth in Section 1.1 of the Agreement is hereby replaced in its entirety with the following:
2.2.    “Ashland” means Ashland LLC, a Kentucky limited liability company.
2.3.    Schedule I is amended as set forth on Annex 1 attached hereto.
SECTION 3.     TAA Amendment. The parties hereto acknowledge, consent and agree to the terms of the TAA Amendment.
SECTION 4.     Waiver; Limitations.
4.1.    Limited Waiver. On the terms and subject to the conditions set forth herein, the SPV hereby waives the occurrence of the Resulting Event.
4.2.    General Limitations. Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Agreement, the SPV is not now waiving, nor has it agreed to waive in the future (i) the breach of any provision of the Transaction Documents (whether presently or subsequently existing or arising), other than as expressly set forth in clause (a) above, (ii) any breach under the Agreement (whether presently or subsequently existing or arising), other than as expressly set forth in clause (a) above or (iii) any rights, powers or remedies presently or subsequently available to the SPV or any other Person against the Originator Parties and/or any other Person under the Agreement, any of the other Transaction Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly waived herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.
SECTION 5.     Representations and Warranties. Each Originator and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:
5.1.    the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof

(except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and
5.2.    this Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 6.     Reference to the Effect on the Transaction Documents.
6.1.    On and after the effectiveness of this Amendment, each reference in the Sale Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Sale Agreement, and each reference in each of the other Transaction Documents to “the Sale Agreement”, “thereunder”, “thereof” or words of like import referring to the Sale Agreement, shall mean and be a reference to the Sale Agreement, as amended by this Amendment.
6.2.    The Sale Agreement and each of the related documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all aspects ratified and confirmed. The covenants and other obligations of the SPV and each Originator (each in any capacity) shall continue under the Transaction Documents.
6.3.    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, any of the Investors or any Indemnified Party under the Sale Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Sale Agreement or any other Transaction Document.
SECTION 7.     Effectiveness. This Amendment shall become effective as of the date hereof upon:
(i) the Agent’s receipt of counterparts hereto duly executed by each of the parties hereto;     and
(ii) effectiveness of the TAA Amendment in accordance with its terms.
SECTION 8.     Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Sale Agreement.

SECTION 9.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401-1 AND 5-1401-2 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 10.      Transaction Document. This Amendment shall be deemed to be a Transaction Document for all purposes of the Agreement and each other Transaction Document.
SECTION 11.     Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Sale Agreement or any provision hereof or thereof.
SECTION 12.     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
CVG CAPITAL III LLC,
as SPV

By:     /s/ Asad P. Lodhi
    Name:    Asad P. Lodhi
    Title:     President

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S-1    Ashland/CVG III Third Amendment
First Tier Agreement / Sale Agreement

ASHLAND LLC,
individually and as Originator

By:     /s/ Eric N. Boni
    Name:    Eric N. Boni
    Title:     Vice President and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

S-2    Ashland/CVG III Third Amendment
First Tier Agreement / Sale Agreement

ASHLAND SPECIALTY INGREDIENTS G.P., as Originator

By:     /s/ Eric N. Boni
    Name:    Eric N. Boni
    Title:     Vice President-Finance

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

S-3    Ashland/CVG III Third Amendment
First Tier Agreement / Sale Agreement

S-4    Ashland/CVG III Third Amendment
First Tier Agreement / Sale Agreement

Annex 1
Schedule I of the Sale Agreement is amended by adding the following information:
(3) Ashland:

Originator	Prior Names	Description	Date of Action	Remarks
Ashland LLC	Ashland Inc.	Converted from a Kentucky corporation to a Kentucky limited liability company	9/20/16

Annex 2